UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 24, 2025
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MONDELĒZ INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)
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Virginia (State or other jurisdiction of incorporation)	1-16483 (Commission File Number)	52-2284372 (I.R.S. Employer Identification Number)
905 West Fulton Market, Suite 200, Chicago, IL 60607
(Address of principal executive offices, including zip code)
(847) 943-4000
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, no par value	MDLZ	The Nasdaq Global Select Market
1.625% Notes due 2027	MDLZ27	The Nasdaq Stock Market LLC
0.250% Notes due 2028	MDLZ28	The Nasdaq Stock Market LLC
0.750% Notes due 2033	MDLZ33	The Nasdaq Stock Market LLC
2.375% Notes due 2035	MDLZ35	The Nasdaq Stock Market LLC
4.500% Notes due 2035	MDLZ35A	The Nasdaq Stock Market LLC
1.375% Notes due 2041	MDLZ41	The Nasdaq Stock Market LLC
3.875% Notes due 2045	MDLZ45	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Brian Stevens has been appointed as our Senior Vice President, Corporate Controller & Chief Accounting Officer, effective February 10, 2025. Michael Call, who has been our principal accounting officer since August 2021, will continue to serve as Chief Accounting Officer until the date Mr. Stevens’ appointment is effective. Beginning February 10, 2025, Mr. Call will become Senior Vice President, Finance for our North America region.

Mr. Stevens, age 50, served with Baxter International, a multinational healthcare company, as Senior Vice President, Chief Accounting Officer and Controller (from December 2018 to September 2024) and as interim Chief Financial Officer (from May to October 2023). Prior to joining Baxter International, Mr. Stevens served with Groupon, Inc. as Chief Accounting Officer (from September 2012 through May 2016) and as Treasurer and Chief Accounting Officer (from May 2016 through November 2018). Prior to joining Groupon, Inc., Mr. Stevens spent 16 years with KPMG LLP, most recently as a partner.

The terms of Mr. Stevens’s compensation are as follows: annual base salary of $545,900; target annual incentive of 65% of annual base salary; and an annual equity grant with a target value of $550,000 (split 75% in performance share units and 25% in stock options).

Mr. Stevens was not selected pursuant to any arrangement or understanding between him and any other person. Mr. Stevens has no family relationships with any of our directors or executive officers. There have been no related party transactions between Mondelēz International, Inc. and Mr. Stevens reportable under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONDELĒZ INTERNATIONAL, INC.

By:	/s/ Luca Zaramella
Name:	Luca Zaramella
Title:	Executive Vice President and Chief Financial Officer
Date: January 27, 2025

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